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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Radiance Medical Systems, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PricewaterhouseCoopers LLP

Orange County, California
December 19, 2000